Exhibit 1

JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13G (including amendments thereto) with respect to the common stock, $0.01 par value, of Global Signal, Inc., a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

      In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this February 14, 2005.

      This Agreement may be executed in two or more counterparts, any one of which need not contain the signature of more than one party, but all such parties taken together will constitute part of this Agreement.

GREENHILL & CO., INC.

By:	/s/ Scott L. Bok

	Name:	Scott L. Bok
	Title:	Co-President

GREENHILL CAPITAL PARTNERS, LLC

By:	/s/ Scott L. Bok

	Name:	Scott L. Bok
	Title:	Managing Director

GCP MANAGING PARTNER, L.P.

By:	Greenhill Capital Partners, LLC, its general partner

/s/ Scott L. Bok

	Name:	Scott L. Bok
	Title:	Managing Director

GCP, L.P.

By:	GCP 2000, LLC, its general partner

/s/ Scott L. Bok

	Name:	Scott L. Bok
	Title:	Managing Director

GCP 2000, LLC

By:	/s/ Scott L. Bok

	Name:	Scott L. Bok
	Title:	Managing Director

GREENHILL CAPITAL PARTNERS, L.P.

GREENHILL CAPITAL PARTNERS (CAYMAN), L.P.

GREENHILL CAPITAL PARTNERS (EXECUTIVES), L.P.

GREENHILL CAPITAL, L.P.

By:	GCP Managing Partner, L.P., as managing general partner of each of the foregoing partnerships
By:	Greenhill Capital Partners, LLC, its general partner

By:	/s/ Scott L. Bok

	Name:	Scott L. Bok
	Title:	Managing Director

ROBERT F. GREENHILL

/s/ Robert S. Greenhill

SCOTT L. BOK

/s/ Scott L. Bok

ROBERT H. NIEHAUS

/s/ Robert H. Niehaus

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